SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2001

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                         COMMISSION FILE NUMBER 0-26476

NEVADA                           SAFESCIENCE, INC.             33-0231238
(State of other jurisdiction of  (Exact name of registrant as  (I.R.S. Employer
incorporation or organization)    specified in its charter)  Identification No.)

                31 St. James Avenue, Boston, Massachusetts 02116
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              (Address of principal executive officers) (Zip Code)

        Registrant's telephone number, including area code (617) 422-0674
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         On January 16, 2001, SafeScience, Inc. (the "Company") issued a press release announcing it had closed a private financing to an institution and accredited investors for net proceeds of $4.7 million through the issuance of approximately 3,960,000 shares of common stock and fixed-price-cash warrants to purchase approximately 1,964,000 additional shares.

         A copy of the press release issued by the Company is attached hereto as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number                         Description
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     99.1            Press Release dated January 16, 2001 issued by the Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 18, 2001            By:     /s/ Bradley J. Carver
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                                            Bradley J. Carver
                                            President